                                         ANNUAL REPORT
                                         FEBRUARY 28, 2002

PRUDENTIAL
GOVERNMENT INCOME FUND, INC.

FUND TYPE
Government securities

OBJECTIVE
High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                   PRUDENTIAL (LOGO)

Prudential Government Income Fund, Inc.

Performance at a Glance

Investment Goals and Style
The investment objective of the Prudential
Government Income Fund, Inc. (the Fund) is high current return. The Fund normally invests in bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. The guarantee on U.S.
government securities applies only to the underlying securities of the Fund's portfolio, and not to the value of the Fund's shares. At least 80% of the Fund's total assets are invested in U.S. government securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
net assets as of 2/28/02
        55.1%   Mortgages
        20.6    Government Agency
        14.0    Treasuries
         6.7    Asset-Backed
         2.4    Corporates
         1.2    Cash & Equivalents

Ten Largest Issuers

Expressed as a percentage of
net assets as of 2/28/02
        44.7%    Federal National Mortgage Assoc.
        14.0    U.S. Treasury Obligations
        13.3    Federal Home Loan Mort. Corp.
         9.5    Govt. National Mortgage Assoc.
         7.7    Small Business Administration
         3.9    Amsterdam Funding Corp.*
         3.9    Barton Capital Corp.*
         2.4    New Jersey Economic Dev. Auth.
         2.2    Falcon Asset Securitization Corp.*
         2.2    CXC, LLC.*

*Short-term securities that matured in March 2002.
Holdings are subject to change.

                                        www.PruFN.com    (800) 225-1852

Annual Report    February 28, 2002

Cumulative Total Returns1                                 As of 2/28/02


                                       One Year    Five Years    Ten Years    Since Inception2
Class A                                  7.36%       40.91%        91.96%         138.13%
Class B                                  6.62        36.52         79.37      227.43 (223.47)
Class C                                  6.71        37.04          N/A            62.21
Class Z                                  7.61        42.24          N/A            46.71
Lipper General U.S. Govt. Funds Avg.3    6.15        38.40         89.44            ***
Lehman Brothers Government Bond Index4   6.62        44.81        104.83           ****


Average Annual Total Returns1                          As of 3/31/02

            One Year    Five Years    Ten Years    Since Inception2
Class A       0.33%        6.03%        6.14%           6.82%
Class B       -1.03        6.12         5.87          7.11 (7.03)
Class C        1.98        6.14         N/A             6.07
Class Z        4.76        7.13         N/A             6.11

Distributions and Yields                              As of 2/28/02

        Total Distributions Paid for 12 Months    30-Day SEC Yield
Class A                   $0.48                         4.65%
Class B                   $0.43                         4.28
Class C                   $0.44                         4.31
Class Z                   $0.51                         5.10

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do
  not take into account sales charges. The
  average annual total returns do take into
  account applicable sales charges. The Fund
  charges a maximum front-end sales charge of
  4% for Class A shares. Class B shares are
  subject to a declining contingent deferred
  sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%,
  and 1% for six years. Approximately seven
  years after purchase, Class B shares will
  automatically convert to Class A shares on a
  quarterly basis. Class C shares are subject
  to a front-end sales charge of 1% and a CDSC
  of 1% for shares redeemed within 18 months
  of purchase. Class Z shares are not subject
  to a sales charge or distribution and
  service (12b-1) fees. Without waiver of fees
  and/or expense subsidization, the Fund's
  cumulative and average annual total returns,
  and yields would have been lower, as
  indicated in parentheses. The cumulative and
  average annual total returns in the tables
  above do not reflect the deduction of taxes
  that a shareholder would pay on fund
  distributions or following the redemption of
  fund shares.
2 Inception dates: Class A, 1/22/90; Class
  B, 4/22/85; Class C, 8/1/94; and Class Z,
  3/4/96.
3 The Lipper Average is unmanaged, and is
  based on the average return for all funds in
  each share class for the one-year, five-
  year, ten-year, and since inception periods
  in the Lipper General U.S. Government Funds
  category. Funds in the Lipper General U.S.
  Government Funds Average invest at least 65%
  of their assets in U.S. government agency
  issues.
4 The Lehman Brothers Government Bond Index
  is an unmanaged, weighted index of
  securities issued or backed by the U.S.
  Government, its agencies or
  instrumentalities with between 1 and 30
  years remaining to maturity. It gives a
  broad look at how U.S. government bonds with
  such maturities have performed.
  Investors cannot invest directly in an
  index.
The returns for the Lipper Average and the
Lehman Brothers Government Bond Index would
be lower if they included the effect of
sales charges or taxes.
*** Lipper Since Inception returns are
    134.64% for Class A, 257.77% for Class B,
    63.72% for Class C, and 43.62% for Class Z
    based on all funds in each share class.
****Lehman Brothers Government Bond Index
    Since Inception returns are 157.43% for
    Class A, 322.79% for Class B, 74.71% for
    Class C, and 51.37% for Class Z based on all
    funds in each share class.
                                                1

PRUDENTIAL (LOGO)             April 17, 2002

DEAR SHAREHOLDER,
Our fiscal year ended February 28, 2002 was a noteworthy time in the U.S. fixed income market. The National Bureau of Economic
Research announced that the U.S. economy had slipped into a recession for the first time in a decade. The Federal Reserve (the Fed) helped set the stage for an economic recovery by repeatedly reducing short-term interest rates. Under these market conditions, high-grade U.S. bonds generally performed well and outpaced the stock market for the 12-month period, according to the Lehman Brothers U.S. Aggregate Bond Index and the Standard & Poor's 500 Composite
Stock Price Index.

This achievement underscores the importance of diversifying your assets among fixed income securities, equities, and cash.
Talking with your financial professional can help determine the suitability of these investments, given your risk profile and long-term goals, as well as the appropriate mix to meet your investment needs.

We discuss developments in the U.S. bond market and explain the Fund's investments on the following pages. As always, we appreciate your continued confidence in
Prudential mutual funds.

Sincerely,



David R. Odenath, Jr., President
Prudential Government Income Fund, Inc.

Prudential Government Income Fund, Inc.

Annual Report    February 28, 2002

Investment Adviser's Report

PERFORMANCE
The Prudential Government Income Fund's
Class A shares returned 7.36% for our fiscal year ended February 28, 2002, which was 3.06% to investors subject to Class A shares' one-time initial sales charge. The
Fund's benchmark Lipper General U.S.
Government Funds Average returned 6.15% for the same period.

A FAVORABLE CLIMATE FOR THE U.S. BOND MARKET
The U.S. fixed income market benefited from a declining interest-rate environment for much of our fiscal year as the Fed aggressively eased monetary policy.
Bond prices move in the opposite direction of interest rates. Thus, as rates declined over the period, bond prices rose. U.S.
bonds also rallied as a sell-off in stocks led some risk-averse investors to buy bonds, particularly higher-rated issues.

The Fed drove short-term rates lower to help revitalize the U.S. economy that had slid into a recession for the first time in 10 years. Shortly before our reporting period began, Fed policymakers cut rates twice, then eased monetary policy nine more times during our fiscal year. As a result, the rate banks charge each other for overnight loans declined a total of 4.75 percentage points to 1.75%, and the rate member banks pay to borrow from the Fed's discount window slid by the same amount to 1.25%. This was the first time in 40 years that short-term rates had declined below 2%.

LARGE EXPOSURE TO "SPREAD PRODUCT" AIDED FUND
In this low interest-rate environment, the
Fund's large stake in "spread
product" (bonds that offer higher yields
than U.S. Treasuries) contributed materially
to the Fund's good relative performance for
its fiscal year. For example, we increased
traditional mortgage-backed securities,
commonly called mortgage pass-throughs, to
more than 50% of the Fund's net assets
during our reporting period. We favored
mortgage-backed securities for two reasons.
First, during our review period, there
appeared from time to time
                                           3

Prudential Government Income Fund, Inc.

Annual Report    February 28, 2002

large differences between the yields of some mortgage-backed securities and comparable
Treasuries. This was an indicator to us that mortgage-backed securities were undervalued.
Second, investing in mortgage-backed
securities enhanced the Fund's income stream since they provided higher interest income than Treasuries.

In our previous letter to shareholders, we explained that we expected mortgage-backed securities to continue performing well on a relative basis because stimulus provided by lower rates and lower taxes would eventually reinvigorate the U.S.
economy, and thereby lead to higher interest rates. We were not disappointed. Mortgage-backed securities outperformed Treasuries for the
12 months ended February 28, 2002, based on the Lehman Brothers Fixed-Rate Mortgage-
Backed Securities Index. Market interest rates began to climb in late 2001, and continued in early 2002 amid signs that the economy was recovering. Investors bought mortgage-backed securities knowing that homeowners are less likely to refinance the underlying mortgages in a rising interest-rate environment.

Demand for "spread product" also helped
federal agency securities, commercial
mortgage-backed securities, and asset-backed securities outperform Treasuries for the same time period. Here too, investors sought debt securities that provided better interest income than Treasuries. We maintained a sizable position in federal agency securities that accounted for at least 20% of the Fund's net assets for more than half of our fiscal year. The Fund held a much smaller position in asset-backed securities.

U.S. TREASURY YIELD CURVE STRATEGY ALSO HELPED
Considering that Treasuries underperformed
high-grade "spread product," the Fund
benefited from our decision to limit
Treasuries to less than 20% of its net
assets for nearly all of our reporting
period. With regard to the Fund's Treasury
holdings, we shifted emphasis to securities
that fall on the intermediate sector of the
Treasury yield curve. The yield curve
resembles a single-line graph that shows
yields on Treasuries from the shortest to the
                                   www.PruFN.com    (800) 225-1852

longest maturity. As the Fed cut rates, the slope of the yield curve became steeper because yields on short- and intermediate-term Treasuries declined more sharply than yields on long-term Treasuries.

In fact, we based our decision to emphasize intermediate-term Treasuries on the expectation that the yield curve would behave in this fashion. The greater decline in the yields of intermediate-term
Treasuries caused their prices to increase more than the prices of long-term
Treasuries, that is, intermediate-term
Treasuries outperformed long-term Treasuries.
This was another development that contributed to the Fund's strong relative performance for the fiscal year.

OUR TIMELY DURATION MOVES
From time to time we also made adjustments to the Fund that slightly lengthened its duration. (Duration is a measure of a fund's sensitivity to changes in interest rates.)
We increased the Fund's duration when we believed the trend toward lower interest rates would resume. Having a longer duration enabled the Fund to benefit more fully when declininginterest rates pushed bond prices higher.

LOOKING AHEAD
At their regularly scheduled meeting in
March 2002, Fed policymakers unanimously voted to leave short-term rates unchanged.
However, in a statement released after
the meeting, they noted that the risks
to the economy are now equally weighted
between weakness and inflation. This
observation suggests that Fed policymakers may begin to tighten monetary policy later in the year if the economic recovery accelerates.

With the Fed's next move likely to be a
short-term rate hike, we expect short-term
bond yields to continue rising, causing the
securities to underperform long-term bonds
and the slope of the Treasury yield curve to
flatten. Going forward, we plan to position
the portfolio to profit from a flattening of
the yield curve.
                                         5

Prudential Government Income Fund, Inc.

Annual Report    February 28, 2002

Market interest rates have already begun to climb reflecting the outlook for tighter monetary policy. A recovering and less volatile economy should help mortgage-backed securities and federal agency securities continue to outperform Treasuries. Thus, for the short term, we plan to maintain the Fund's large exposure to mortgage-backed securities.

Prudential Government Income Fund Management Team

                                        ANNUAL REPORT
                                        FEBRUARY 28, 2002

PRUDENTIAL
GOVERNMENT INCOME FUND, INC.


                                        FINANCIAL STATEMENTS

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2002

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-throughs  52.0%
                   Federal Home Loan Mortgage Corp.,
$   8,829(b)       6.50%, 8/01/10 - 6/01/13                         $    9,157,525
   43,653(b)       7.00%, 2/01/09                                       45,849,248
       25          7.375%, 3/01/06                                          26,073
      200(c)       7.50%, 6/01/24                                              211
    2,991(b)       8.00%, 1/01/22 - 5/01/23                              3,182,162
    1,160          8.50%, 6/01/07 - 3/01/20                              1,254,002
    2,343(b)       9.00%, 9/01/05 - 1/01/20                              2,566,920
      554(b)       11.50%, 10/01/19                                        640,107
                   Federal National Mortgage Assoc.,
    7,117(b)       5.50%, 8/01/15 - 2/01/17                              7,121,560
   88,273(a)(b)(d) 6.00%, 11/01/14 - 12/01/15                           89,870,856
    9,921          6.30%, 3/01/11                                       10,193,873
  114,199(a)(b)(d) 6.50%, 6/01/08 - 12/01/30                           117,298,987
  175,921(a)(d)(e) 7.00%, 7/01/03 - 12/01/30                           182,439,639
   35,740(b)(d)    7.50%, 12/01/06 - 10/01/26                           37,955,911
        3(b)       8.00%, 10/01/24                                           2,751
    1,244(d)       8.50%, 6/01/17 - 3/01/25                              1,339,886
    1,415(b)       9.00%, 8/01/24 - 4/01/25                              1,537,402
      384          9.50%, 10/01/19 - 3/01/25                               419,660
                   Government National Mortgage Assoc.,
   81,440(b)(d)    7.00%, 2/15/09 - 2/15/29                             84,843,203
   14,002(b)(d)    7.50%, 1/15/04 - 11/15/24                            14,833,953
    8,247          8.50%, 4/15/25                                        8,898,740
    4,508(b)       9.50%, 10/15/09 - 12/15/17                            5,013,626
                   Government National Mortgage Assoc. II,
      698(b)       9.50%, 5/20/18 - 8/20/21                                749,482
                                                                    --------------
                   Total U.S. Government Agency Mortgage
                    Pass-Throughs                                      625,195,777
                                                                    --------------
-------------------------------------------------------------------------------------
U.S. Government Obligations  14.0%
                   United States Treasury Bonds,
   70,000(d)       6.50%, 11/15/26                                      78,061,200
   67,370(b)(d)(e) 8.125%, 8/15/19 - 8/15/21                            86,765,329

    8                                      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2002 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
                   United States Treasury Notes,
$   3,820(d)       4.875%, 2/15/12                                  $    3,822,980
                                                                    --------------
                   Total U.S. Government Obligations                   168,649,509
                                                                    --------------
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.2%
                   Federal Home Loan Mortgage Corp.,
   80,000          6.25%, 3/05/12                                       80,875,840
                   Federal National Mortgage Assoc.,
   20,000(d)       4.375%, 10/15/06                                     19,809,400
   34,060(d)       5.375%, 11/15/11                                     33,644,230
   15,180          6.00%, 5/15/08                                       15,957,975
                   Small Business Administration,
   12,768(b)       Ser. 1995-20B, 8.15%, 2/01/15                        14,123,988
   16,518(b)       Ser. 1995-20L, 6.45%, 12/01/15                       17,314,777
   23,704(b)       Ser. 1996-20H, 7.25%, 8/01/16                        25,571,708
   14,807(b)       Ser. 1996-20K, 6.95%, 11/01/16                       15,803,437
    7,399(b)       Ser. 1997-20A, 7.15%, 1/01/17                         7,954,932
   12,160(b)       Ser. 1998-20I, 6.00%, 9/01/18                        12,445,645
                                                                    --------------
                   Total U.S. Government Agency Securities             243,501,932
                                                                    --------------
-------------------------------------------------------------------------------------
Corporate Bond  2.4%
                   New Jersey Economic Development Authority,
   26,000(b)       Ser. A, 7.425%, 2/15/29                              29,274,180
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  3.1%
                   Federal Home Loan Mortgage Corp.,
   13,481(b)       5.75%, 4/15/10                                       13,809,832
    2,115(b)       6.50%, 7/15/10                                        2,123,859
                   Federal National Mortgage Assoc.,
    1,460(b)       R.E.M.I.C. Trust, Ser. 1993-71, Class B,
                    6.50%, 5/25/08                                       1,482,356

    See Notes to Financial Statements                                      9

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2002 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
$  12,998(b)       R.E.M.I.C. Trust, Ser. 1993-76, Class B,
                    6.00%, 6/25/08                                  $   13,209,368
    5,985(b)       R.E.M.I.C. Trust, Ser. 1997-63, Class D,
                    7.00%, 1/18/24                                       6,138,122
                                                                    --------------
                   Total Collateralized Mortgage Obligations            36,763,537
                                                                    --------------
-------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  0.4%
                   Financing Corp.,
    5,000(b)       Zero Coupon, 3/07/04                                  4,655,150
-------------------------------------------------------------------------------------
Asset Backed Securities  6.7%
                   Aesop Funding II LLC,
   10,000(b)       Ser. 1997-1, Class A2, 6.40%, 10/20/03               10,168,094
                   Asset Securitization Corp.,
    3,213(b)       Ser. 1997-D4, Class A1A, 7.35%, 4/14/29               3,290,829
                   Bear Stearns Commercial Mortgage Securities,
                    Inc.,
    1,506(b)       Ser. 2000-WF1, Class A1, 7.64%, 2/15/32               1,631,192
                   Capital One Master Trust,
    3,700(b)       Ser. 1998-4, Class A, 5.43%, 1/15/07                  3,829,039
                   First Union National Bank Commercial Mortgage
                    Trust,
    6,769(b)       Ser. 2000-C1, Class A1, 7.739%, 5/17/32               7,349,128
    9,999(b)       Ser. 2000-C2, Class A1, 6.94%, 10/15/32              10,584,896
                   GMAC Commercial Mortgage Security, Inc.,
   10,635(b)       Ser. 2000-C2, Class A2, 7.455%, 8/16/33              11,644,527
                   Merrill Lynch Mortgage Investors, Inc.,
    4,000(b)       Ser. 1996-C1, Class A3, 7.42%, 4/25/28                4,267,404
                   Morgan Stanley Dean Witter Capital,
    9,715(b)       Ser. 2001-TOP1, Class A2, 6.32%, 2/15/33             10,131,896
                   Mortgage Capital Funding, Inc.,
    6,610(b)       Ser. 1998-MC2, Class A1, 6.325%, 6/18/30              6,894,540
                   Keycorp,
   10,000(b)       Ser. 2000-C1, Class A2, 7.727%, 5/17/32              11,086,618
                                                                    --------------
                   Total Asset Backed Securities                        80,878,163
                                                                    --------------
                   Total Long-Term Investments (cost
                    $1,158,769,857)                                  1,188,918,248
                                                                    --------------

    10                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2002 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  51.1%
-------------------------------------------------------------------------------------
Repurchase Agreement  22.5%
                   Joint Repurchase Agreement Account,
$ 270,538          1.90%, 3/01/02, (Note 6)                         $  270,538,000
-------------------------------------------------------------------------------------
Commercial Paper  23.9%
                   American Electric Power,
   12,000(f)       2.50%, 3/21/02                                       11,983,333
                   Amsterdam Funding Corp.,
   47,000(f)       1.83%, 3/15/02                                       46,966,552
                   Aon Corp.,
   10,000(f)       2.00%, 3/21/02                                        9,994,152
   10,000(f)       2.05%, 3/19/02                                        9,980,525
    6,000(f)       2.05%, 3/26/02                                        5,991,458
                   Barton Capital Corp.,
   47,000(f)       1.83%, 3/15/02                                       46,966,552
                   CXC, Inc.,
   27,000(f)       1.80%, 3/26/02                                       26,966,250
                   Falcon Asset Securitization Corp.,
   26,995(f)       1.83%, 3/15/02                                       26,975,788
                   General Motors Acceptance Corp.,
   12,000(f)       2.25%, 3/27/02                                       11,980,500
                   Market Street Funding Corp.,
   25,000(f)       1.82%, 3/26/02                                       24,968,403
                   Old Line Funding Corp.,
   18,000(f)       1.83%, 3/25/02                                       17,978,040
                   Phillips Petroleum Co.,
   12,000(f)       2.12%, 3/26/02                                       11,982,333
                   Sears Roebuck Acceptance Corp.,
    5,750(f)       2.20%, 3/14/02                                        5,745,432
                   Thunder Bay Funding, Inc.,
   17,438(f)       1.85%, 3/01/02                                       17,438,000
                   Viacom, Inc.,
   12,142(f)       2.05%, 3/01/02                                       12,142,000
                                                                    --------------
                   Total Commercial Paper                              288,059,318
                                                                    --------------

    See Notes to Financial Statements                                     11

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 28, 2002 Cont'd.

Principal
Amount
(000)              Description                                      Value (Note 1)
----------------------------------------------------------------------------------------
Mutual Fund  4.7%
$  56,333(f)       Prudential Core Investment Fund-Taxable Money
                    Market Series (Note 3)                          $   56,332,729
                                                                    --------------
                   Total Short-Term Investments (cost
                    $614,930,047)                                      614,930,047
                                                                    --------------
                   Total Investments  149.9%
                    (cost $1,773,699,904; Note 5)                    1,803,848,295
                   Liabilities in excess of other assets  (49.9%)     (600,650,715)
                                                                    --------------
                   Net Assets  100%                                 $1,203,197,580
                                                                    --------------
                                                                    --------------

------------------------------
R.E.M.I.C.--Real Estate Mortgage Investment Conduit.
(a) Partial principal amount of $170,500,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
(f) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

    12                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value, including collateral for securities
   on loan of $344,392,047 (cost $1,503,161,904)                  $ 1,533,310,295
Repurchase Agreement (cost $270,538,000)                              270,538,000
Cash                                                                      176,725
Receivable for investments sold                                        77,303,321
Interest receivable                                                     7,345,031
Receivable for Fund shares sold                                         1,622,778
Receivable for security lending                                           689,564
Prepaid expenses                                                           30,767
                                                                 -----------------
      Total assets                                                  1,891,016,481
                                                                 -----------------
LIABILITIES
Payable to broker for collateral for securities on loan               344,392,047
Payable for investments purchased                                     334,645,248
Payable for Fund shares repurchased                                     5,556,617
Accrued expenses                                                          951,647
Dividends payable                                                         572,274
Securities lending rebate payable                                         527,203
Management fee payable                                                    459,226
Due to broker--variation margin                                           362,169
Distribution fee payable                                                  286,790
Deferred directors' fees                                                   65,680
                                                                 -----------------
      Total liabilities                                               687,818,901
                                                                 -----------------
NET ASSETS                                                        $ 1,203,197,580
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest at par                           $     1,324,009
   Paid-in capital in excess of par                                 1,301,839,513
                                                                 -----------------
                                                                    1,303,163,522
   Accumulated net realized loss on investments                      (130,778,497)
   Net unrealized appreciation on investments                          30,812,555
                                                                 -----------------
Net assets, February 28, 2002                                     $ 1,203,197,580
                                                                 -----------------
                                                                 -----------------

    14                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($952,465,767 / 104,811,360 shares of common stock
      issued and outstanding)                                               $9.09
   Maximum sales charge (4% of offering price)                                .38
                                                                 -----------------
   Maximum offering price to public                                         $9.47
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($153,685,017 / 16,899,778 shares of common stock
      issued and outstanding)                                               $9.09
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($18,404,818 / 2,023,859 shares of common stock issued
      and outstanding)                                                      $9.09
   Sales charge (1% of offering price)                                        .09
                                                                 -----------------
   Offering price to public                                                 $9.18
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($78,641,978 / 8,665,908 shares of common stock issued
      and outstanding)                                                      $9.07
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Prudential Government Income Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                 February 28, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $72,787,835
   Income from securities lending (net)                                 879,691
                                                                 -----------------
      Total net income                                               73,667,526
                                                                 -----------------
Expenses
   Management fee                                                     5,983,155
   Distribution fee--Class A                                          2,386,992
   Distribution fee--Class B                                          1,107,459
   Distribution fee--Class C                                            100,904
   Transfer agent's fees and expenses                                 1,863,000
   Custodian's fees and expenses                                        319,000
   Reports to shareholders                                              268,000
   Legal fees and expenses                                               97,000
   Registration fees                                                     88,000
   Audit fee                                                             44,000
   Directors' fees                                                       30,000
   Insurance expense                                                     15,000
   Miscellaneous                                                         19,247
                                                                 -----------------
      Total expenses                                                 12,321,757
                                                                 -----------------
Net investment income                                                61,345,769
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           21,625,205
   Financial futures contracts                                        5,199,720
                                                                 -----------------
                                                                     26,824,925
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investment transactions                                           (1,431,336)
   Financial futures contracts                                       (1,970,087)
                                                                 -----------------
                                                                     (3,401,423)
                                                                 -----------------
Net gain on investments                                              23,423,502
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $84,769,271
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets

                                                     Year Ended February 28,
                                                 --------------------------------
                                                      2002              2001
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   61,345,769    $   64,910,406
   Net realized gain (loss) on investment
      transactions                                   26,824,925        (6,357,465)
   Net change in unrealized appreciation
      (depreciation) on investments                  (3,401,423)       71,251,600
                                                 --------------    --------------
   Net increase in net assets resulting from
      operations                                     84,769,271       129,804,541
                                                 --------------    --------------
Dividends from net investment income (Note 1)
   Class A                                          (51,879,376)      (50,152,224)
   Class B                                           (6,535,288)       (8,217,281)
   Class C                                             (669,125)         (446,240)
   Class Z                                           (5,373,697)       (6,094,661)
                                                 --------------    --------------
                                                    (64,457,486)      (64,910,406)
                                                 --------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6):
   Net proceeds from shares subscribed(a)           497,921,440       264,460,003
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      44,681,743        43,839,143
   Cost of shares reacquired                       (449,207,487)     (385,614,309)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Fund share transactions                        93,395,696       (77,315,163)
                                                 --------------    --------------
Total increase (decrease)                           113,707,481       (12,421,028)
NET ASSETS
Beginning of year                                 1,089,490,099     1,101,911,127
                                                 --------------    --------------
End of year                                      $1,203,197,580    $1,089,490,099
                                                 --------------    --------------
                                                 --------------    --------------

------------------------------
(a) For the year ended February 28, 2002 includes $113,615,790 for shares issued in connection with the acquisition of Prudential Government Securities Trust Short-Intermediate Term Series.

    See Notes to Financial Statements                                     17

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements

      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian, or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

      Securities Lending:    The Fund may lend its securities to qualified
institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio
                                                                          19

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to distributions in excess of net investment income of $2,110,948 and an increase to unrealized appreciation on investments of $2,110,948.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

The Prudential Investment Corporation. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $3 billion and .35% of 1% of the average daily net assets of the Fund in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended February 28, 2002.

      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 28, 2002.

      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 28, 2002.

      PIMS has advised the Fund that it received approximately $349,100 and $82,200 in front-end sales charges resulting from sales of Class A and Class C

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

shares, respectively, during the year ended February 28, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended February 28, 2002 it received approximately $233,900 and $13,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 7, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended February 28, 2002, the Fund incurred fees of approximately $1,585,600 for the services of PMFS. As of February 28, 2002, approximately $116,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended February 28, 2002, the Fund earned income of approximately $763,000 and $531,500, respectively, from the Series by investing their excess cash and collateral from securities lending.

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $27,700 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2002, were $5,361,991,749 and $5,096,290,262 respectively.

      During the year ended February 28, 2002, the Fund entered into financial futures contracts. Details of open contracts at February 28, 2002 are as follows:

                                                                       Value at         Unrealized
Number of                           Expiration        Value at       February 28,      Appreciation
Contracts           Type               Date          Trade Date          2002         (Depreciation)
---------     -----------------    -------------    ------------     ------------     --------------
              Long positions:
   106        10 yr. T-Note        Jun. 2002        $ 11,223,570     $ 11,227,718        $  4,148
   947        10 yr. T-Note        Mar. 2002         101,315,564      101,565,750         250,186
   572        U.S. T-Bond          Mar. 2002          59,059,656       59,541,625         481,969
              Short positions:
   556        5 yr. T-Note         Jun. 2002          59,072,361       59,144,500         (72,139)
                                                                                      --------------
                                                                                         $664,164
                                                                                      --------------
                                                                                      --------------

      The average balance of dollar rolls outstanding during the year ended February 28, 2002 was approximately $19,545,000. The amount of dollar rolls outstanding at February 28, 2002 was $58,161,927 (principal $57,500,000), which was 3.0% of total assets.

      As of February 28, 2002, the Fund had securities on loan with an aggregate market value of $327,993,601. The Fund received $344,392,047 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of
                                                                          23

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended February 28, 2002, the adjustments were to decrease distributions in excess of net investment income by $5,222,665, increase accumulated realized loss on investments by $26,427,666 and increase paid-in-capital by $21,205,001, due to certain tax adjustments from the acquisition (Note 8) and differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended February 28, 2002, the tax character of distributions paid by the Fund of $64,457,486 was ordinary income.

      As of February 28, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $124,966,000 of which $44,881,000 expires in 2003, $718,000 expires in 2004, $17,950,000 expires in 2005, $18,673,000 expires in
2008, $42,744,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of Post-October capital losses of approximately $2,761,000 as having occurred in the following year and differences in the treatment of premium amortization for book and tax purposes.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of February 28, 2002 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
 $1,776,087,304      $30,522,032        $(2,761,041)       $27,760,991

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 28, 2002, the Fund had a 60.7% undivided interest in the repurchase agreements in the joint account. This undivided interest for the Fund represented $270,538,000 in principal amount. As of such

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      Goldman, Sachs & Co., 1.90%, in the principal amount of $148,676,000, repurchase price $148,683,846, due 3/1/02. The value of the collateral including accrued interest was $151,649,520.

      Greenwich Capital Markets, 1.90%, in the principal amount of $148,677,000, repurchase price $148,684,846, due 3/1/02. The value of the collateral including accrued interest was $151,652,162.

      UBS Warburg, 1.90%, in the principal amount of $148,677,000, repurchase price $148,684,846, due 3/1/02. The value of the collateral including accrued interest was $151,654,534.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 2002:
Shares sold                                                  24,420,841    $ 219,010,862
Shares issued in connection with reorganization (Note 7)     11,926,739      106,126,379
Shares issued in reinvestment of dividends                    3,836,548       34,394,158
Shares reacquired                                           (32,666,854)    (293,157,853)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  7,517,274       66,373,546
Shares issued upon conversion from Class B                    2,726,780       24,326,529
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                10,244,054    $  90,700,075
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2001:
Shares sold                                                  21,176,502    $ 181,897,658
Shares issued in reinvestment of dividends                    3,728,484       32,018,884
Shares reacquired                                           (33,572,101)    (287,279,586)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (8,667,115)     (73,363,044)
Shares issued upon conversion from Class B                    7,297,845       62,149,798
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,369,270)   $ (11,213,246)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 2002:
Shares sold                                                   8,000,061    $  72,111,222
Shares issued in reinvestment of dividends                      499,191        4,478,599
Shares reacquired                                            (3,484,815)     (31,331,641)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  5,014,437       45,258,180
Shares reacquired upon conversion into Class A               (2,725,000)     (24,326,529)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,289,437    $  20,931,651
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2001:
Shares sold                                                   3,487,354    $  30,107,683
Shares issued in reinvestment of dividends                      630,178        5,406,340
Shares reacquired                                            (5,196,505)     (44,430,639)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,078,973)      (8,916,616)
Shares reacquired upon conversion into Class A               (7,296,048)     (62,149,798)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (8,375,021)   $ (71,066,414)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                   1,686,719    $  15,236,121
Shares issued in reinvestment of dividends                       58,599          526,340
Shares reacquired                                              (806,731)      (7,249,473)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   938,587    $   8,512,988
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2001:
Shares sold                                                     664,750    $   5,801,412
Shares issued in reinvestment of dividends                       40,260          346,126
Shares reacquired                                              (630,949)      (5,435,295)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    74,061    $     712,243
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended February 28, 2002:
Shares sold                                                   8,686,963    $  77,947,445
Shares issued in connection with reorganization (Note 7)        842,665        7,489,411
Shares issued in reinvestment of dividends                      591,475        5,282,646
Shares reacquired                                           (13,046,507)    (117,468,520)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,925,404)   $ (26,749,018)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 2001:
Shares sold                                                   5,425,351    $  46,653,250
Shares issued in reinvestment of dividends                      707,455        6,067,793
Shares reacquired                                            (5,660,932)     (48,468,789)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   471,874    $   4,252,254
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 8. Acquisition of Prudential Government Securities Trust,
Short-Intermediate Term Series
On March 28, 2001, the Fund acquired all the net assets of Prudential Government Securities Trust, Short-Intermediate Term Series pursuant to a plan of reorganization approved by Prudential Government Securities Trust, Short-Intermediate Term Series shareholders on March 22, 2001. The acquisition was accomplished by a tax-free exchange of the Class A and Class Z shares:

             Prudential Government
               Securities Trust        Prudential Government
                  Fund, Inc.             Income Fund, Inc.
                    Shares                 Shares Issued            Value
             ---------------------     ---------------------     ------------
Class A                 10,886,972                11,926,739     $106,126,379
Class Z                    765,199                   842,665        7,489,411

      Prudential Government Securities Trust, Short-Intermediate Term Series net assets at that date $113,615,790, including $2,391,630 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Prudential Government Securities Trust, Short-Intermediate Term Series immediately before the acquisition were $1,089,870,759 and $113,615,790 respectively.

      The future utilization of the acquired capital loss carryforward from Prudential Government Securities Trust, Short-Intermediate Term Series of $21,103,939, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation is $5,953,467.
                                                                          27

       Prudential Government Income Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.94
                                                                 -----------------
Income from investment operations
Net investment income (loss)                                              0.46
Net realized and unrealized gain (loss) on investment
transactions                                                              0.17
                                                                 -----------------
   Total from investment operations                                       0.63
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.48)
                                                                 -----------------
Net asset value, end of year                                         $    9.09
                                                                 -----------------
                                                                 -----------------
TOTAL INVESTMENT RETURN(a):                                               7.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 952,466
Average net assets (000)                                             $ 954,797
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              0.98%
   Expenses, excluding distribution and service (12b-1) fees              0.73%
   Net investment income (loss)                                           5.43%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 440%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                    Class A
-------------------------------------------------------------------------------
                          Year Ended February 28/29,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------
    $   8.41             $   8.98             $   9.05             $   8.76
----------------     ----------------     ----------------     ----------------
        0.54                 0.55                 0.55                 0.58
        0.53                (0.57)               (0.07)                0.29
----------------     ----------------     ----------------     ----------------
        1.07                (0.02)                0.48                 0.87
----------------     ----------------     ----------------     ----------------
       (0.54)               (0.55)               (0.55)               (0.58)
----------------     ----------------     ----------------     ----------------
    $   8.94             $   8.41             $   8.98             $   9.05
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       13.10%               (0.15)%               5.40%               10.26%
    $845,525             $806,620             $895,039             $819,536
    $810,113             $857,586             $836,143             $842,431
        1.00%                0.94%                0.84%                0.86%
        0.75%                0.69%                0.68%                0.71%
        6.25%                6.39%                6.05%                6.52%
         337%                  68%                 106%                  88%

    See Notes to Financial Statements                                     29

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.95
                                                                 -----------------
Income from investment operations
Net investment income (loss)                                              0.41
Net realized and unrealized gain (loss) on investment
transactions                                                              0.16
                                                                 -----------------
   Total from investment operations                                       0.57
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.43)
                                                                 -----------------
Net asset value, end of year                                         $    9.09
                                                                 -----------------
                                                                 -----------------
TOTAL INVESTMENT RETURN(a):                                               6.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 153,685
Average net assets (000)                                             $ 134,237
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.55%
   Expenses, excluding distribution and service (12b-1) fees              0.73%
   Net investment income (loss)                                           4.87%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                    Class B
-------------------------------------------------------------------------------------
                          Year Ended February 28/29,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------
    $   8.41             $   8.99             $   9.05             $   8.77
----------------     ----------------     ----------------     ----------------
        0.49                 0.50                 0.49                 0.52
        0.54                (0.58)               (0.06)                0.28
----------------     ----------------     ----------------     ----------------
        1.03                (0.08)                0.43                 0.80
----------------     ----------------     ----------------     ----------------
       (0.49)               (0.50)               (0.49)               (0.52)
----------------     ----------------     ----------------     ----------------
    $   8.95             $   8.41             $   8.99             $   9.05
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       12.58%               (0.83)%               4.83%                9.40%
    $130,732             $193,394             $343,425             $346,059
    $146,034             $262,863             $322,626             $385,145
        1.58%                1.52%                1.50%                1.53%
         .75%                0.69%                0.68%                0.71%
        5.68%                5.77%                5.39%                5.85%

    See Notes to Financial Statements                                     31

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  8.95
                                                                     --------
Income from investment operations
Net investment income (loss)                                             0.42
Net realized and unrealized gain (loss) on investment
transactions                                                             0.16
                                                                     --------
   Total from investment operations                                      0.58
                                                                     --------
Less distributions
Dividends from net investment income                                    (0.44)
                                                                     --------
Net asset value, end of year                                          $  9.09
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(a):                                              6.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $18,405
Average net assets (000)                                              $13,454
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.48%
   Expenses, excluding distribution and service (12b-1) fees             0.73%
   Net investment income (loss)                                          4.97%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                    Class C
-------------------------------------------------------------------------------
                          Year Ended February 28/29,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------
    $   8.41             $   8.99             $   9.05             $   8.77
----------------     ----------------     ----------------     ----------------
        0.50                 0.51                 0.50                 0.53
        0.54                (0.58)               (0.06)                0.28
----------------     ----------------     ----------------     ----------------
        1.04                (0.07)                0.44                 0.81
----------------     ----------------     ----------------     ----------------
       (0.50)               (0.51)               (0.50)               (0.53)
----------------     ----------------     ----------------     ----------------
    $   8.95             $   8.41             $   8.99             $   9.05
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       12.67%               (0.76)%               4.91%                9.48%
    $  9,711             $  8,508             $  8,236             $  2,840
    $  7,904             $  9,014             $  4,878             $  2,523
        1.50%                1.44%                1.43%                1.46%
        0.75%                0.69%                0.68%                0.71%
        5.75%                5.90%                5.50%                5.92%

    See Notes to Financial Statements                                     33

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                 February 28, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  8.93
                                                                     --------
Income from investment operations
Net investment income (loss)                                             0.49
Net realized and unrealized gain (loss) on investment
transactions                                                             0.16
                                                                     --------
   Total from investment operations                                      0.65
                                                                     --------
Less distributions
Dividends from net investment income                                    (0.51)
                                                                     --------
Net asset value, end of year                                          $  9.07
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(a):                                              7.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $78,642
Average net assets (000)                                              $94,143
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             0.73%
   Expenses, excluding distribution and service (12b-1) fees             0.73%
   Net investment income                                                 5.71%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                    Class Z
-------------------------------------------------------------------------------
                          Year Ended February 28/29,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------
    $   8.40             $   8.97             $   9.04             $   8.76
----------------         --------             --------             --------
        0.56                 0.57                 0.57                 0.59
        0.53                (0.57)               (0.07)                0.28
----------------         --------             --------             --------
        1.09                   --                 0.50                 0.87
----------------         --------             --------             --------
       (0.56)               (0.57)               (0.57)               (0.59)
----------------         --------             --------             --------
    $   8.93             $   8.40             $   8.97             $   9.04
----------------         --------             --------             --------
----------------         --------             --------             --------
       13.39%                0.09%                5.58%               10.30%
    $103,523             $ 93,390             $ 97,629             $ 84,733
    $ 94,635             $ 97,811             $ 86,892             $ 71,425
        0.75%                0.69%                0.68%                0.71%
        0.75%                0.69%                0.68%                0.71%
        6.50%                6.64%                6.22%                6.67%

    See Notes to Financial Statements                                     35

       Prudential Government Income Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Government Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
April 19, 2002

    36                                     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Important Notice for Certain Shareholders (Unaudited)

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 16.57% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

    See Notes to Financial Statements                                     37

   Prudential Government Income Fund, Inc.     www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Director               Since 1996
                       Delayne Dedrick Gold (63)            Director               Since 1983
                       Thomas T. Mooney (60)                Director               Since 1985
                       Stephen P. Munn (59)                 Director               Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       ----------------------------------------------------------------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       ------------------------------------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1996) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Delayne Dedrick Gold (63)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co. Inc. (publishing
                                                        and media).

    38                                                                    39

  Prudential Government Income Fund, Inc.   www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (58)              Director               Since 1993

                       Nancy H. Teeters (71)                Director               Since 1996

                       Louis A. Weil, III (61)              Director               Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       ------------------------------------------------------------------------------------------
                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Invesmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-January 1998); formerly,
                                                        President, Chief Executive Officer
                                                        and Director (October 1993-September
                                                        1996) of Prudential Mutual Fund
                                                        Management, Inc. (PMF); Executive
                                                        Vice President, Director and Member
                                                        of the Operating Committee (October
                                                        1993-September 1996) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); Director (October
                                                        1993-September 1996) of Prudential
                                                        Securities Group, Inc.; Executive
                                                        Vice President (January
                                                        1994-September 1996) of The
                                                        Prudential Investment Corporation;
                                                        Director (January 1994-September
                                                        1996) of Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential
                                                        Mutual Fund Services, Inc.

                       Nancy H. Teeters (71)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (61)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    40                                                                    41

   Prudential Government Income Fund, Inc.   www.PruFN.com    (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Director

                       *David R. Odenath, Jr. (45)          President and          Since 1999
                                                            Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -----------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       --------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    42                                                                    43

   Prudential Government Income Fund, Inc.   www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       ------------------------------------------------------------------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

      Information pertaining to the officers of the Fund is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          Since 1996
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Deborah A. Docs (44)                 Secretary              Since 1996

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    44                                                                    45

  Prudential Government Income Fund, Inc.     www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of Prudential Mutual
                                                        Fund Services LLC; Director (since
                                                        June 1999) of ICI Mutual Insurance
                                                        Company; prior to August 1998,
                                                        Associate General Counsel of the
                                                        Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e.,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    46                                                                    47

Prudential Government Income Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                    www.PruFN.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential
  mutual funds.

Prudential Government Income Fund, Inc.

Class A    Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 2/28/02
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      3.06%       6.23%         6.30%          7.07%
Without Sales Charge   7.36%       7.10%         6.74%          7.43%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class A shares) with a similar investment in the Lehman Brothers Government Bond Index
(the Index) by portraying the initial
account values at the beginning of the 10-year period (February 28, 1992) and the account values at the end of the current fiscal year (February 28, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies or instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                     www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                (CHART)

Average Annual Total Returns as of 2/28/02

                       One Year    Five Years  Ten Years    Since Inception
With Sales Charge       1.62%         6.27%      6.02%        7.29% (7.21)
Without Sales Charge    6.62%         6.42%      6.02%        7.29% (7.21)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class B shares) with a similar investment in the Lehman Brothers Government Bond Index
(the Index) by portraying the initial
account values at the beginning of the 10-year period (February 28, 1992) and the account values at the end of the current fiscal year (February 28, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 28, 2002; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies or instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Government Income Fund, Inc.

Class C     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 2/28/02

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge       4.65%       6.29%          N/A           6.45%
Without Sales Charge    6.71%       6.51%          N/A           6.59%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class C shares) with a similar investment in the Lehman Brothers Government Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class C shares (August 1,
1994) and the account values at the end of the current fiscal year (February 28, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on February 28, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies or instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with SEC regulations.

                                 www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                          (CHART)

Average Annual Total Returns as of 2/28/02

    One Year    Five Years    Ten Years    Since Inception
       7.61%       7.30%         N/A            6.60%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Government Income Fund, Inc.
(Class Z shares) with a similar investment in the Lehman Brothers Government Bond Index
(the Index) by portraying the initial
account values at the commencement of
operations of Class Z shares (March 4, 1996) and the account values at the end of the current fiscal year (February 28, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The Index is an unmanaged, weighted index comprising securities issued or backed by the U.S. government, its agencies or instrumentalities with a remaining maturity of 1 to 30 years. It gives a broad look at how U.S. Government bonds with such maturities have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of government bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
  Class A       PGVAX    744339102
  Class B       PBGPX    744339201
  Class C       PRICX    744339300
  Class Z       PGVZX    744339409

MF128E    IFS-A070110